PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2023
Prepaid Expense and Other Assets, Current [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

4. PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepaid expenses and other current assets consisted of the following:

	As of December 31,
	2022	2023
	RMB	RMB
Prepaid VAT and income tax(1)	101,994	124,951
Prepaid other service fees(2)	67,265	78,079
Receivables from third parties(3)	119,492	161,408
Amounts due from a third party(4)	78,000	179,200
Receivables from third-party payment platforms(5)	24,545	71,701
Staff advance	4,128	10,950
Receivables from broker	367	4,359
Others	4,106	18,407
Total	399,897	649,055
Less: Allowance for expected credit losses	—	(10,807)
	399,897	638,248

(1)
Prepaid VAT and income tax mainly consist of VAT input that is expected to offset with VAT output tax or to be transferred out in the future related to 2022 and 2023.
(2)
Prepaid other service fees mainly consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.
(3)
Receivables from third parties mainly consist of receivables from non-consolidated variable interest entities raised from disposal of assets and technical support services in 2022, rent and sales of inventory in both 2022 and 2023.
(4)
Amounts due from a third party represents loans to a non-consolidated variable interest entity with an interest rate of 4.35%.
(5)
Receivables from third-party payment platforms represents withdrawable cash balance that has been received from course participants but held by the third-party payment platforms. The Group subsequently collected the full balance from the third-party payment platforms.